UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO VALUE MUNICIPAL INCOME TRUST
(Name of Registrant as Specified In Its Charter)

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INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST (NYSE: OIA)
INVESCO QUALITY MUNICIPAL INCOME TRUST (NYSE: IQI)
INVESCO VALUE MUNICIPAL INCOME TRUST (NYSE: IIM)

1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To Be Held August 8, 2013

Notice is hereby given to the holders of common shares of beneficial interest (the “Common Shares”) and, as applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each of the following funds: Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each, a “Fund” and together, the “Funds”) that the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) will be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 8, 2013 at 1:00 p.m. E.D.T., for the following purposes:

1. To elect trustees in the following manner:

(a) With respect to the Invesco Municipal Income Opportunities Trust: to elect Albert R. Dowden, Prema Mathai-Davis, Hugo F. Sonnenschein and Raymond Stickel, Jr. as independent trustees of Invesco Municipal Income Opportunities Trust to be voted on by the holders of Common Shares.

(b) With respect to Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust: to elect Albert R. Dowden, Hugo F. Sonnenschein and Raymond Stickel, Jr. as independent trustees of each such Fund to be voted on by the holders of Common Shares and the holders of Preferred Shares of each such Fund voting together.

(c) With respect to Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust: to elect Prema Mathai-Davis as independent trustee of each such Fund to be voted on only by the holders of Preferred Shares of each such Fund voting separately.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Each elected trustee will serve for a three-year term or until a successor shall have been duly elected and qualified. Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund on May 17, 2013 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES TO THE BOARD OF TRUSTEES LISTED IN THE JOINT PROXY STATEMENT.

By order of the Board of Trustees

/s/ John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary

June 17, 2013

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S).

IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE A PREVIOUSLY GIVEN PROXY.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD(S) OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD(S), OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

CE-PROXY-1

INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST (NYSE: OIA)
INVESCO QUALITY MUNICIPAL INCOME TRUST (NYSE: IQI)
INVESCO VALUE MUNICIPAL INCOME TRUST (NYSE: IIM)

1555 Peachtree Street, N.E.
Atlanta, Georgia 30309

PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
To be Held August 8, 2013

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of each of Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (the “Funds”). The proxies are to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof, (the “Meeting”) to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 8, 2013, at 1:00 p.m. E.D.T. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying proxy cards is June 24, 2013.

Participating in the Meeting are holders of common shares of beneficial interest (the “Common Shares”) and, for those Funds with outstanding preferred shares of beneficial interest (the “Preferred Shares”), the holders of Preferred Shares.

The Common Shares and the Preferred Shares of the Funds are sometimes referred to herein collectively as the “Shares.” The Board has fixed May 17, 2013 as the record date (the “Record Date”) for the determination of holders of Shares of each Fund entitled to vote at the Meeting. Each Fund is organized as a Delaware statutory trust.

The Common Shares of each of the Funds are listed on the New York Stock Exchange (the “NYSE”). Below is each Fund’s NYSE ticker symbol and the amount of Common Shares and Preferred Shares outstanding as of the Record Date.

		Common Shares Outstanding	Preferred Shares Outstanding
Fund	NYSE Ticker Symbol	as of Record Date	as of Record Date
Invesco Municipal Income Opportunities Trust	OIA	47,425,493.64	None

Invesco Quality Municipal Income Trust	IQI	52,883,797.33	2,139

Invesco Value Municipal Income Trust	IIM	47,027,953.31	1,431

The Meeting is scheduled as a joint meeting because the shareholders of the Funds are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interests of the shareholders of each Fund. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

If you have any questions about the information set forth in this Joint Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-341-2929, Option 1, or online at www.invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Joint Proxy Statement, a copy of the most recent annual report of each Fund and a copy of the Proxy Cards (together, the “Proxy Materials”) are available at https://www.proxy-direct.com/inv-24638. The Proxy Materials will be available on the internet through the day of the Meeting.

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the Secretary of the respective Fund by calling 1-800-341-2929, Option 2, or by writing to the Secretary of the respective Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

The Proposal: Election of Trustees

The following table summarizes the proposal (the “Proposal”) to be presented at the Meeting and the shareholders entitled to vote.

Shareholders
Funds:	Trustee Nominees for Election:	Entitled to Vote
Invesco Municipal Income Opportunities Trust	Albert R. Dowden, Prema Mathai-Davis, Hugo F. Sonnenschein and Raymond Stickel, Jr.	Common Shareholders

Invesco Quality Municipal Income Trust	Albert R. Dowden, Hugo F. Sonnenschein and Raymond Stickel, Jr.	Common Shareholders and Preferred Shareholders, voting together
Invesco Value Municipal Income Trust

Invesco Quality Municipal Income Trust	Prema Mathai-Davis	Preferred Shareholders, voting separately
Invesco Value Municipal Income Trust

Voting at the Meeting

Shareholders of a Fund on the Record Date are entitled to one vote per Share, and a proportional vote for each fractional Share, with respect to the nominees for whom they are entitled to vote under the Proposal, with no Share having cumulative voting rights. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.

If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote your Shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Funds at 1-800-341-2929 to obtain directions to the site of the Meeting.

The Funds know of no business other than the Proposal that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.

Required Vote

The affirmative vote of a majority of the outstanding Shares of a Fund present in person or by proxy and entitled to vote at the Meeting is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the outstanding Shares of such Fund. The affirmative vote of a majority of the Preferred Shares of a Fund present at the Meeting in person or by proxy and entitled to vote at the Meeting is required to elect a nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of each such Fund.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies on which no vote is indicated will be voted “FOR” each nominee as to whom they are entitled to be voted. Proxies marked “WITHHOLD” will not be voted “FOR” the indicated nominee, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “against” a nominee.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will not count as votes in favor of the Proposal, but will be deemed to be present at the Meeting for purposes of determining a quorum. Broker non-votes arise when shares are held in “street name” by brokers who have discretion to vote on one proposal, but who have not received instructions with respect to a non-discretionary proposal from the beneficial owners or other persons entitled to vote. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by their brokers in favor of the Proposal. Because the only proposal is for the election of Trustees, the Funds do not expect to receive any abstentions or broker non-votes.

Revoking a Proxy

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Shareholders who wish to vote at the Meeting and who hold their shares in “street name” through a brokerage or similar account should obtain a “legal proxy” from their broker in order to vote at the Meeting.

Adjourning the Meeting

If a quorum is not present at the Meeting, it may be adjourned by the Chairman of the Board or by a majority of the votes present or represented by proxy, to allow additional solicitations of proxies in order to attain a quorum. The shareholders present in person or represented by proxy and entitled to vote at the Meeting will also have the power to adjourn the Meeting from time to time if the vote required to approve or reject any proposal described in the original notice of the Meeting is not obtained (with proxies being voted for or against adjournment consistent with the votes for and against the proposal for which the required vote has not been obtained). The affirmative vote of the holders of a majority of the Shares then present in person or represented by proxy shall be required to adjourn the Meeting.

THE BOARD OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR ALL OF THE NOMINEES.

Investment Adviser of the Funds

The investment adviser for each Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309. The Adviser and its predecessors have been investment advisers since 1976.

Sub-Advisers of the Funds

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers to each Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., and Invesco Canada Ltd. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect wholly owned subsidiary of Invesco Ltd.

Other Service Providers of the Funds

Administration Services

Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund which are not required to be performed by the Adviser under its investment advisory agreement with each Fund.

Custodian and Transfer Agent

The custodian for each Fund is State Street Bank and Trust Company located at One Lincoln Street, Boston, Massachusetts 02111. The transfer agent for each Fund is Computershare Trust Company, N.A. located at P.O. Box 43078, Providence, Rhode Island 02940-3078.

THE PROPOSAL:

ELECTION OF TRUSTEES

Four Trustees are to be elected by the shareholders of each Fund at the Meeting. All nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

With respect to the Invesco Municipal Income Opportunities Trust, holders of Common Shares will vote with respect to the election of Albert R. Dowden, Prema Mathai-Davis, Hugo F. Sonnenschein and Raymond Stickel, Jr.

With respect to each of Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust, holders of Preferred Shares, voting as a separate class, will vote with respect to the election of Prema Mathai-Davis, while holders of Common Shares and holders of Preferred Shares will vote together with respect to Albert R. Dowden, Hugo F. Sonnenschein and Raymond Stickel, Jr.

If elected, each Trustee will serve until the later of such Fund’s Annual Meeting of Shareholders in 2016 or until his or her successor has been duly elected and qualified. As in the past, only one class of Trustees is being submitted to shareholders of each Fund for election at the Meeting. Each Fund’s Declaration of Trust provides that the Board shall be divided into three classes, which must be as nearly equal in number as possible. For each Fund, only one class of Trustees is elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable state law based on the state of organization of each Fund, each Fund’s Declaration of Trust and each Fund’s Bylaws.

The group of Trustees up for election in any given year are the same for each Fund. The following table indicates the Trustees in each such group and the period for which each group currently serves:

Group I*	Group II**	Group III***

Albert R. Dowden	David C. Arch	James T. Bunch
Prema Mathai-Davis	Frank S. Bayley	Bruce L. Crockett
Hugo F. Sonnenschein	Larry Soll	Rodney F. Dammeyer
Raymond Stickel, Jr.	Philip A. Taylor	Jack M. Fields
	Wayne W. Whalen	Martin L. Flanagan

*	Currently up for election at the Meeting.

**	To serve until the year 2014 Annual Meeting or until their successors have been duly elected and qualified.

***	Currently serving until the year 2015 Annual Meeting or until their successors have been duly elected and qualified.

Although each Fund votes on the same Trustees at the same time, the classification by which each Fund refers to such groups is different.

Information Regarding the Trustees

The business and affairs of the Funds are managed under the direction of the Board. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. The Board will be composed of fourteen Trustees, including eleven Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”).

The term “Invesco Fund Complex” includes each of the registered investment companies advised by the Adviser as of the Record Date. As of the date of this Joint Proxy Statement, there are 136 funds in the Invesco Fund Complex.

The address of each Trustee is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Interested Trustees

			Number of	Other
Name, Year of			Funds in Invesco	Trusteeship(s)/
Birth and			Fund Complex	Directorship(s)
Position(s) Held	Trustee	Principal Occupation(s)	Overseen by	Held by
with the Funds	Since	During Past 5 Years	Trustee	Trustee

Martin L. Flanagan(1) — 1960 Trustee	2010	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.	123	None
Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).
Philip A. Taylor(2) — 1954 Trustee, President and Principal Executive Officer	2010	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	123	None

			Number of	Other
Name, Year of			Funds in Invesco	Trusteeship(s)/
Birth and			Fund Complex	Directorship(s)
Position(s) Held	Trustee	Principal Occupation(s)	Overseen by	Held by
with the Funds	Since	During Past 5 Years	Trustee	Trustee

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
Wayne W. Whalen(3) — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP; legal counsel to certain funds in the Fund Complex.	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2010	Chairman, Crockett Technologies Associates (technology consulting company). Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company).	123	ACE Limited (insurance company); and Investment Company Institute.
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago.	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan.
Frank S. Bayley — 1939 Trustee	2010	Retired. Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie.	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music.
James T. Bunch — 1942 Trustee	2010	Managing Member, Grumman Hill Group LLC (family office private equity management). Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	123	Chairman of the Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society.

			Number of	Other
Name, Year of			Funds in Invesco	Trusteeship(s)/
Birth and			Fund Complex	Directorship(s)
Position(s) Held	Trustee	Principal Occupation(s)	Overseen by	Held by
with the Funds	Since	During Past 5 Years	Trustee	Trustee

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds Complex.	123	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company).	123	Director of Nature’s Sunshine Products, Inc.
		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company).
Jack M. Fields — 1952 Trustee	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment); Discovery Global Education Fund (non-profit)	123	Insperity, Inc. (formerly known as Administaff)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (nonprofit); and member of the U.S. House of Representatives.
Prema Mathai-Davis — 1950 Trustee	2010	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2010	Retired. Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company).	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Formerly: President of the University of Chicago.	136	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.
Raymond Stickel, Jr. — 1944 Trustee	2010	Retired. Formerly, Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche.	123	None

(1)	Mr. Flanagan is considered an interested person of the Funds because he is an adviser to the board of directors of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser.

(2)	Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the Adviser.

(3)	Mr. Whalen is considered an interested person of the Funds because he is Of Counsel at the law firm that serves as legal counsel to the Invesco Funds (Chicago) closed-end funds, for which the Adviser also serves as investment adviser.

Board Meetings

In addition to regularly scheduled meetings each year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met seven times during the twelve months ended

February 28, 2013 and each Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board and (ii) all meetings of the committees of the Board on which the Trustee served. Trustees are encouraged to attend regular shareholder meetings, but the Board has no set policy requiring Board member attendance at such meetings.

Board Leadership Structure

The Board has appointed an Independent Trustee to serve in the role of Chairman of the Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to a Fund’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Board. As discussed below, the Board has established committees to assist the Board in performing its oversight responsibilities.

Board Qualifications and Experience

Interested Trustees.

Martin L. Flanagan, Trustee.  Martin Flanagan has been a member of the Board since 2010. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd. Mr. Flanagan joined Invesco Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Anderson & Co. Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and is a member of the executive board at the SMU Cox School of Business.

The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Funds.

Philip A. Taylor, Trustee.  Philip Taylor has been a member of the Board since 2010. Mr. Taylor has been the head of Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002. Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble.

The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Funds.

Wayne W. Whalen, Trustee.  Wayne Whalen has been a member of the Board since 2010. Mr. Whalen is Of Counsel and, prior to 2010, was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Whalen is Chairman and Director of the Abraham Lincoln Presidential Library Foundation. From 1995 to 2010, Mr. Whalen served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Whalen’s experience as a law firm partner and his experience as a director of investment companies benefits the Funds.

Independent Trustees.

David C. Arch, Trustee.  David Arch has been a member of the Board since 2010. Currently, Mr. Arch is the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Board of the Illinois Manufacturers’ Association and the Board of Visitors, Institute for the Humanities, University of Michigan. Formerly, Mr. Arch was a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Funds.

Frank S. Bayley, Trustee.  Frank Bayley has been a member of the Board since 2010. Mr. Bayley is retired. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle. Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee and Overseer of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceana and Africa of the Museum of Fine Arts, Boston. Mr. Bayley is a retired general partner and Of Counsel of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker &

McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007.

The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer benefits the Funds.

James T. Bunch, Trustee.  James Bunch has been a member of the Board since 2010. From 1988 to 2010 Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning and Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm. At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager.

The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Funds.

Bruce L. Crockett, Trustee and Chair.  Bruce Crockett has been a member of the Board since 2010, and has served as Independent Chair of the Board since 2004. Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company. Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ACE Limited, a Zurich-based insurance company. He is a life trustee of the University of Rochester Board of Directors.

The Board elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.

Rodney F. Dammeyer, Trustee.  Rodney Dammeyer has been a member of the Board since 2010. Mr. Dammeyer is chairman of CAC, LLC, a private company offering capital investment and management advisory services. Prior to this, Mr. Dammeyer was responsible for managing all of Sam Zell’s non-real estate investment activity as managing partner of Equity Group Corporate Investments. From 1985 to 1995, Mr. Dammeyer was chief executive officer of Itel Corporation, which later changed its name to Anixter International. From 1983 to 1985, Mr. Dammeyer was senior vice president and chief financial officer of Household International, Inc. He was executive vice president and chief financial officer of Northwest Industries, Inc. from 1979 to 1983. After graduating from Kent State University in 1962, Mr. Dammeyer began his business career with Arthur Andersen & Co. and was admitted to partnership in 1970. He served as chairman of the firm’s advisory council and a member of the board of director’s nominating committee. Mr. Dammeyer is a member of the boards of directors of Stericycle, Inc. and Quidel Corporation, in addition to several private companies. He also serves on the School of Leadership and Education Sciences (SOLES) Advisory Board of the University of San Diego, the board of directors of High Tech charter schools, and the California Charter Schools Assocation. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Funds.

Albert R. Dowden, Trustee.  Albert Dowden has been a member of the Board since 2010. Mr. Dowden retired at the end of 1998 after a 24-year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo. Since retiring, Mr. Dowden continues to serve on the board of the Reich & Tang Funds and also serves on the boards of Homeowners of America Insurance Company and its parent company, as well as Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years, as well as several other not-for-profit organizations. Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance.

The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Funds.

Jack M. Fields, Trustee.  Jack Fields has been a member of the Board since 2010. Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act. Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. Mr. Fields also serves as a Director of Insperity, Inc. (formerly, Administaff), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology.

The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Funds.

Dr. Prema Mathai-Davis, Trustee.  Dr. Prema Mathai-Davis has been a member of the Board since 2010. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind.

The Board believes that Dr. Mathai-Davis extensive experience in running public and charitable institutions benefits the Funds.

Dr. Larry Soll, Trustee.  Dr. Larry Soll has been a member of the Board since 2010. Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a biotechnology company, in Boulder, Colorado. He was also a faculty member at the University of Colorado (1974-1980).

The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Funds.

Hugo F. Sonnenschein, Trustee.  Hugo Sonnenschein has been a member of the Board since 2010. Mr. Sonnenschein is the President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago. Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex.

The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Funds.

Raymond Stickel, Jr., Trustee.  Raymond Stickel, Jr. has been a member of the Board since 2010. Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the firm’s Accounting and Auditing Executive Committee.

The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Funds.

Board Role in Risk Oversight

The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight committees (as further described below) (the “Committees”). These Committees in turn report to the full Board and recommend actions and approvals for the full Board to take.

The Adviser, or its affiliates, prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a Committee or the Senior Officer of each Fund. In addition, the Audit Committee of the Board meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.

The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the sub-committees of the Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Funds of the investment in particular securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.

The Adviser provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund’s independent auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with each Fund’s Chief Compliance Officer (the “CCO”) to discuss compliance issues, including compliance risks. As required under the Securities and Exchange Commission (the “SEC”) rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.

Compensation of Trustees

Each Trustee who is not an employee or officer of the Adviser is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other funds in the Invesco Fund Complex. Each such Trustee receives a fee, allocated among the funds in the Invesco Fund Complex for which he or she serves as a Trustee, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain Committees receive additional compensation for their services. Compensation received by the Trustees of the Funds as of fiscal year ended February 28, 2013 is shown on Annex A hereto.

The Trustees have adopted a retirement plan for the Trustees who are not employees of the Adviser, which is secured by the Funds. The Trustees also have adopted a retirement policy that permits each non-Invesco-affiliated Trustee to serve until December 31 of the year in which the Trustee turns 75. A majority of the Trustees may extend from time to time the retirement date of a Trustee.

Annual retirement benefits are available from the Funds and/or the other funds in the Invesco Fund Complex for which a Trustee serves (each, a “Covered Fund”), for each Trustee who is not an employee or officer of the Adviser, who became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements.  Edward K. Dunn and Carl Frischling (former Trustees of funds in the Invesco Fund Complex), Messrs. Crockett and Fields, and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more funds in the Invesco Fund Complex selected by the Deferring Trustees. Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other fund in the Invesco Fund Complex from which they are deferring compensation.

Board Committees

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation, Distribution and Proxy Voting Oversight Committee (the “Committees”).

Audit Committee

The members of the Audit Committee are David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer (Vice-Chair), Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee held seven meetings during the twelve months ended February 28, 2013. The Audit Committee’s charter is available at www.invesco.com/us.

The Audit Committee’s primary purposes are to:

•	Oversee qualifications, independence and performance of the independent registered public accountants;

•	Appoint independent registered public accountants for the Funds;

•	Pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act;

•	Pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds’ independent registered public accountants to the Adviser and certain affiliates of the Adviser;

•	Review the audit and tax plans prepared by the independent registered public accountants;

•	Review the Funds’ audited and semi-annual financial statements;

•	Review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;

•	Review the process for preparation and review of the Funds’ shareholder reports;

•	Review certain tax procedures maintained by the Funds;

•	Review modified or omitted officer certifications and disclosures;

•	Review any internal audits of the Funds;

•	Establish procedures regarding questionable accounting or auditing matters and other alleged violations;

•	Set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and

•	Remain informed of (a) the Funds’ accounting systems and controls; (b) regulatory changes and new accounting pronouncements that affect the Funds’ net asset value calculations and financial statement reporting requirements; and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds.

Compliance Committee

The members of the Compliance Committee are Messrs. Bayley, Bunch, Dammeyer (Vice-Chair), Stickel and Dr. Soll (Chair). The Compliance Committee held six meetings during the twelve months ended February 28, 2013. The Compliance Committee is responsible for:

•	Recommending to the Board and the Independent Trustees the appointment, compensation and removal of the Funds’ CCO;

•	Recommending to the Independent Trustees the appointment, compensation and removal of the Funds’ Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco and INVESCO Funds Group, Inc.;

•	Reviewing any report prepared by a third party who is not an interested person of the Adviser, upon the conclusion by such third party of a compliance review of the Adviser;

•	Reviewing all reports on compliance matters from the Funds’ CCO;

•	Reviewing all recommendations made by the Senior Officer regarding the Adviser’s compliance procedures;

•	Reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of the Adviser’s fiduciary duties to Fund shareholders and of the Adviser’s Code of Ethics;

•	Overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act;

•	From time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters;

•	Receiving and reviewing quarterly reports on the activities of the Adviser’s Internal Compliance Controls Committee;

•	Reviewing all reports made by the Adviser’s CCO;

•	Reviewing and recommending to the Independent Trustees whether to approve procedures to investigate matters brought to the attention of the Adviser’s ombudsman;

•	Risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Funds or their service providers; and

•	Overseeing potential conflicts of interest that are reported to the Compliance Committee by the Adviser, the CCO, the Senior Officer and/or the Compliance Consultant.

Governance Committee

The members of the Governance Committee are Messrs. Arch, Crockett, Albert R. Dowden (Chair), Jack M. Fields (Vice-Chair), Hugo F. Sonnenschein and Dr. Prema Mathai-Davis. The Governance Committee held six meetings during the twelve months ended February 28, 2013. The Governance Committee’s charter is available at www.invesco.com/us.

The Governance Committee is responsible for:

•	Nominating persons who will qualify as Independent Trustees for (a) election as Trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of Trustees, (b) appointment by the Board as Trustees in connection with filling vacancies that arise in between meetings of shareholders;

•	Reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased;

•	Nominating the Chair of the Board;

•	Monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all Trustees;

•	Recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee;

•	Reviewing and recommending the amount of compensation payable to the Independent Trustees;

•	Overseeing the selection of independent legal counsel to the Independent Trustees;

•	Reviewing and approving the compensation paid to independent legal counsel to the Independent Trustees;

•	Reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and

•	Reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

The Governance Committee will consider nominees recommended by a shareholder to serve as Trustee, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in each Fund’s Bylaws require that any shareholder of a Fund desiring to nominate a Trustee for election at a shareholder meeting must submit to the Fund’s Secretary the nomination in writing not later than the close of business on the later of the 60th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 90th day prior to the shareholder meeting.

Investments Committee

The members of the Investments Committee are Messrs. Arch, Bayley (Chair), Bunch (Vice-Chair), Crockett, Dammeyer, Dowden, Fields (Vice-Chair), Flanagan, Sonnenschein (Vice-Chair), Stickel, Taylor, Whalen, and Drs. Mathai-Davis and Soll. The Investments Committee held six meetings during the twelve months ended February 28, 2013.

The Investments Committee’s primary purposes are to assist the Board in its oversight of the investment management services provided by the Adviser and the Sub-Advisers and to review all proposed and existing advisory and sub-advisory arrangements for the Funds and recommend what action the full Boards and the Independent Trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for:

•	Reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly;

•	Reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds;

•	Evaluating the investment advisory and sub-advisory arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;

•	Being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and

•	Such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

Valuation, Distribution and Proxy Oversight Committee

The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Dowden, Fields, Sonnenschein (Vice-Chair), Whalen and Dr. Mathai-Davis (Chair). The Valuation, Distribution and Proxy Oversight Committee held six meetings during the twelve months ended February 28, 2013.

The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are (a) to address issues requiring action or oversight by the Board of the Funds (i) in the valuation of the Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Funds, (iii) in the review of existing distribution arrangements for the Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of each Fund.

The Valuation, Distribution and Proxy Oversight Committee is responsible for:

With regard to valuation:

•	Developing an understanding of the valuation process and the Funds’ Pricing Procedures;

•	Reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto;

•	Reviewing the reports described in the Pricing Procedures and other information from the Adviser regarding fair value determinations made pursuant to the Pricing Procedures by the Adviser’s internal valuation committee and making reports and recommendations to the full Board with respect thereto;

•	Receiving the reports of the Adviser’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of the Adviser evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board;

•	Upon request of the Adviser, assisting the Adviser’s internal valuation committee or the full Board in resolving particular fair valuation issues;

•	Reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the “Liquidity Procedures”) and other information from the Adviser regarding liquidity determinations made pursuant to the Liquidity Procedures by the Adviser and making reports and recommendations to the full Board with respect thereto; and

•	Overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues.

With regard to distribution and marketing:

•	Developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution;

•	Reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto; and

•	Reviewing other information from the principal underwriters to the Funds regarding distribution and marketing of the Funds and making recommendations to the full Board with respect thereto.

With regard to proxy voting:

•	Overseeing the implementation of the Proxy Voting Guidelines (the “Guidelines”) and the Proxy Policies and Procedures (the “Proxy Procedures”) by the Adviser and the Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto;

•	Reviewing the Guidelines and the Proxy Procedures and information provided by the Adviser and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto; and

•	In implementing its responsibilities in this area, assisting the Adviser in resolving particular proxy voting issues.

Shareholder Communications

Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for the Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

THE BOARD RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES.

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers receive no compensation from the Funds but may also be officers or employees of the Adviser or of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth
and Position(s) Held	Officer
with the Funds	Since	Principal Occupation(s) During Past 5 Years

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer, Invesco Funds.
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.
		Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust.
		Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust.

Name, Year of Birth
and Position(s) Held	Officer
with the Funds	Since	Principal Occupation(s) During Past 5 Years

Karen Dunn Kelley — 1960 Vice President	2010
Head of Invesco’s World Wide Fixed Income and Cash Management Group; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Director and President, INVESCO Asset Management (Bermuda) Ltd.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Crissie Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.)(registered investment adviser), The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager, Invesco Investment Services, Inc.
Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)
		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

Principal Shareholders of the Funds

The persons who as of the Record Date, according to publicly available filings made with the SEC, held of record more than 5% of the Common Shares or Preferred Shares of a Fund are set forth in Annex B. To the knowledge of each Fund, no other person owns, directly or beneficially, 5% or more of the Common Shares or Preferred Shares of any Fund.

Trustee Ownership of Fund Shares

As of the Record Date, no Trustee or executive officer owned, directly or beneficially, Common Shares or Preferred Shares of any Fund. As of the Record Date, each Trustee beneficially owned equity securities of other funds in the Invesco Fund Complex overseen by the Trustees in the dollar range amounts specified in Annex C.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds’ Trustees, officers, and investment advisers, affiliated persons of the investment advisers, and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the NYSE (on which the Common Shares are listed), reporting their affiliation with the Fund and reports of ownership and changes in ownership of Shares. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes, to the best of its knowledge, that during its last fiscal year, its Trustees, its officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) has been selected as each Fund’s independent registered public accounting firm by the Audit Committee and ratified by unanimous approval of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during fiscal year end February 28, 2013. The Funds do not know of any direct or indirect financial interest of PwC in the Funds.

It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

In accordance with the adopted pre-approval policies and procedures, the Audit Committee has pre-approved all audit and non-audit services provided to each Fund by its independent registered public accounting firm. Pre-approval by the Audit Committee of any permissible non-audit services is not, however, required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

The Audit Committee of each Fund reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In the course of its discussions, the Audit Committee discussed with PwC any relevant matters required to be discussed under Statement on Auditing Standards No. 114 (Auditors’ Communications with those charged with Governance). Based on this review, the Audit Committee recommended to the Board of each Fund that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC. The Audit Committee received the written disclosures and the letter from PwC required under Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with PwC its independence with respect to each Fund.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex D. All of the audit services for the fiscal years ended February 28, 2013 and February 29, 2012 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PwC for professional services rendered for audit-related services are set forth on Annex D. All of the audit-related services, which include assurance and related services reasonably related to the performance of the audit of a Fund, for the fiscal years ended February 28, 2013 and February 29, 2012 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth on Annex D. All of the tax services for the fiscal years ended February 28, 2013 and February 29, 2012 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

All Other Fees

There were no fees billed by PwC for the fiscal years ended February 28, 2013 and February 29, 2012 for services rendered to the Funds other than audit, audit-related and tax services.

Covered Entities

No non-audit fees were billed by PwC for the fiscal years ended February 28, 2013 and February 29, 2012 for services rendered to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”). The Audit Committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. The Audit Committee also considers whether the provision of non-audit services, if any, performed by PwC to the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

Proxy Solicitation Expenses

The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies will be borne by the Funds. To the extent the expenses are not billed by a Fund, they will be allocated among the Funds. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent of the Funds and by dealers or their representatives. The Funds have also retained Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist in any additional proxy solicitation. As the date of the Meeting approaches, certain shareholders may receive a telephone call from a representative of Computershare if their votes have not yet been received. The estimated cost of solicitation by Computershare is approximately $1,200 per Fund.

Shareholder Proposals

Shareholder proposals intended to be presented at the year 2014 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended, must be received by the Fund’s Secretary at the Fund’s principal executive offices by February 18, 2014, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. If a shareholder wishes to make a proposal at the year 2014 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than April 10, 2014 and not later than May 10, 2014. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the respective Fund’s Secretary at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: Secretary.

General

Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

/s/ John M. Zerr
Senior Vice President, Chief Legal Officer and Secretary

June 17, 2013

ANNEX A

TRUSTEE COMPENSATION

Set forth below is information regarding compensation paid or accrued for each Trustee who was not affiliated with the Adviser during the fiscal year ended February 28, 2013. The term “Invesco Fund Complex” includes each of the investment companies advised by the Adviser.

		Pension or
		Retirement	Estimated
		Benefits	Annual	Total
		Accrued by	Benefits from	Compensation
	Aggregate	All Funds in	Invesco Fund	Before
	Compensation	the Invesco	Complex	Deferral from
	from the	Fund	Upon	Invesco Fund
Name of Trustee	Funds(1)	Complex(2)	Retirement(3)	Complex(4)

Interested Trustees
Wayne W. Whalen	$4,603	$357,269	$204,000	$393,000
Independent Trustees
David C. Arch	4,773	202,943	204,000	406,250
Frank S. Bayley	6,260	227,815	204,000	377,900
James T. Bunch	5,182	333,951	204,000	345,700
Bruce L. Crockett	10,591	229,886	204,000	666,000
Rodney F. Dammeyer	4,729	345,145	204,000	357,087
Albert R. Dowden	6,184	322,755	204,000	372,900
Jack M. Fields	4,813	363,066	204,000	316,000
Carl Frischling(5)	4,096	227,815	204,000	367,900
Prema Mathai-Davis	5,221	349,810	204,000	340,700
Larry Soll	6,302	371,889	225,769	377,900
Hugo F. Sonnenschein	5,106	345,145	204,000	426,700
Raymond Stickel, Jr.	6,668	259,883	204,000	402,600

(1)	The total amount of compensation deferred by all Trustees of the Funds during the fiscal year ended February 28, 2013, including earnings, was $17,717.

(2)	During the fiscal year ended February 28, 2013, the total amount of expenses allocated to the Funds in respect of such retirement benefits was $20,048.

(3)	These amounts represent the estimated annual benefits payable by the Funds upon the Trustees’ retirement and assume each Trustee serves until his or her normal retirement date.

(4)	All Trustees, except Messrs. Arch, Sonnenschein and Whalen, currently serve as Trustees of 16 registered investment companies advised by the Adviser. Messrs. Arch, Sonnenschein and Whalen currently serve as Trustees of 29 registered investment companies advised by the Adviser.

(5)	Mr. Frischling retired from the Board of Trustees on December 31, 2012.

A-1

ANNEX B

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, according to disclosure publicly filed with the SEC, the following record owners of Common Shares or Preferred Shares of each Fund held, directly or beneficially, more than 5% of the voting securities of the one class of securities of each Fund.

	AMOUNT OF SHARES	PERCENTAGE OF
	OWNED BY BENEFICIAL	SHARES OUTSTANDING
	OWNER	AS OF RECORD DATE
Invesco Municipal Income Opportunities Trust
Common Shares
Morgan Stanley Smith Barney LLC	8,614,967	18.17%
2000 Westchester Av. Purchase, NY 10577
Bank of New York	5,291,090	11.16%
525 William Penn Pl. Pittsburgh, PA 15259
First Clearing Corp.	5,127,975	10.81%
2801 Market St. St. Louis, MO 63103
National Financial Services	4,235,471	8.93%
499 Washington Blvd. Jersey City, NJ 07310
Charles Schwab & Co., Inc.	2,949,216	6.22%
2423 E Lincoln Dr. Phoenix, AZ 85016

Invesco Quality Municipal Income Trust
Common Shares
Morgan Stanley Smith Barney LLC	13,383,552	25.31%
2000 Westchester Ave. Purchase, NY 10577
Bank of New York	7,737,674	14.63%
525 William Penn Pl. Pittsburgh, PA 15259
First Clearing Corp.	4,295,609	8.12%
2801 Market St. St. Louis, MO 63103
Merrill Lynch & Co.	3,271,199	6.19%
4804 Deer Lake Dr. E. Jacksonville, FL 32246
National Financial Services	3,133,265	5.92%
499 Washington Blvd. Jersey City, NJ 07310
Charles Schwab & Co., Inc.	3,106,993	5.88%
2423 E Lincoln Dr. Phoenix, AZ 85016
Preferred Shares
JP Morgan Chase/ Municipal Dealer	2,139	100%
500 Stanton Christiana Rd. Neward, DE 19713-2107

Invesco Value Municipal Income Trust
Common Shares
Morgan Stanley Smith Barney LLC	10,150,312	21.58%
2000 Westchester Ave. Purchase, NY 10577
Bank of New York	5,665,992	12.05%
525 William Penn Pl. Pittsburgh, PA 15259
First Clearing Corp.	5,385,823	11.45%
2801 Market St. St. Louis, MO 63103
National Financial Services	3,029,633	6.44%
499 Washington Blvd. Jersey City, NJ 07310
Merrill Lynch & Co.	2,817,911	5.99%
4804 Deer Lake Dr. E. Jacksonville, FL 32246
Charles Schwab & Co., Inc.	2,543,685	5.41%
2423 E Lincoln Dr. Phoenix, AZ 85016
Edward D Jones & Company	2,453,652	5.22%
12555 Manchester Rd. St. Louis, MO 63131
Preferred Shares
Bank of NY Mellon One Wall St. New York, NY 10286	1,431	100%

B-1

ANNEX C

TRUSTEE BENEFICIAL OWNERSHIP OF FUND SECURITIES

The table below indicates the aggregate dollar range of equity securities of the Funds and of all funds in the Invesco Fund Complex owned by each Trustee as of the calendar year ended December 31, 2012.

		Aggregate Dollar Range of Equity
		Securities in all Registered
	Aggregate dollar range of	Investment Companies Overseen
	Equity Securities of the Funds	by Trustee in the
Name of Trustee	owned by Trustee	Invesco Fund Complex

Interested Trustees
Martin L. Flanagan	None	Over $	100,000
Philip A. Taylor	None		None
Wayne W. Whalen	None	Over $	100,000
Independent Trustees
David C. Arch	None	Over $	100,000
Frank S. Bayley	None	Over $	100,000
James T. Bunch	None	Over $	100,000	(1)
Bruce L. Crockett	None	Over $	100,000	(1)
Rodney F. Dammeyer	None	Over $	100,000
Albert R. Dowden	None	Over $	100,000
Jack M. Fields	None	Over $	100,000	(1)
Prema Mathai-Davis	None	Over $	100,000	(1)
Larry Soll	None	Over $	100,000	(1)
Hugo F. Sonnenschein	None	Over $	100,000
Raymond Stickel, Jr.	None	Over $	100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the funds in the Invesco Fund Complex.

C-1

ANNEX D

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During each Fund’s prior two fiscal years, the Funds were billed the amounts listed below by PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, for audit and non-audit services rendered to the Funds. During each Fund’s prior two fiscal years, all audit or non-audit services provided to the Funds by PwC were approved by each Fund’s Audit Committee in accordance with its pre-approval policies and procedures.

		Fees Billed for
	Fees Billed for	Services Rendered to
	Services Rendered to	the Fund
	the Fund for fiscal	for fiscal year end
	year end February 28,	February 29,
	2013	2012

Invesco Value Municipal Income Trust

Audit Fees	$59,875	$36,300

Non-Audit Fees Audit-Related Fees	$31,635	$5,000
Tax Fees(1)	$14,550	$4,300
All Other Fees	$0	$0

Total Non-Audit Fees	$46,185	$9,300

Total Fees	$106,060	$45,600

Invesco Quality Municipal Income Trust

Audit Fees	$59,875	$36,300

Non-Audit Fees Audit-Related Fees	$31,635	$5,000
Tax Fees(1)	$10,550	$4,100
All Other Fees	$0	$0

Total Non-Audit Fees	$42,185	$9,100

Total Fees	$102,060	$45,400

Invesco Municipal Income Opportunities Trust

Audit Fees	$59,875	$31,200

Non-Audit Fees Audit-Related Fees	$6,000	$0
Tax Fees(1)	$10,550	$4,300
All Other Fees	$0	$0

Total Non-Audit Fees	$16,550	$4,300

Total Fees	$76,425	$35,500

(1)	Tax fees for the fiscal year end February 28, 2013 and fiscal year end February 29, 2012 include fees billed for reviewing tax returns.

D-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO QUALITY MUNICIPAL INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 8, 2013 PREFERRED SHARES The undersigned holder of Preferred Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson and Veronica Castillo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 8, 2013, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2013 Date PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August 8, 2013. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24638 Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: 1. Election of Trustees — The Board recommends a vote FOR ALL of the nominees listed: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. Albert R. Dowden 03. Raymond Stickel, Jr. 02. Hugo F. Sonnenschein INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO VALUE MUNICIPAL INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 8, 2013 PREFERRED SHARES The undersigned holder of Preferred Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson and Veronica Castillo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 8, 2013, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2013 Date PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August 8, 2013. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24638 Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: 1. Election of Trustees — The Board recommends a vote FOR ALL of the nominees listed: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. Albert R. Dowden 03. Raymond Stickel, Jr. 02. Hugo F. Sonnenschein INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO QUALITY MUNICIPAL INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 8, 2013 PREFERRED SHARES The undersigned holder of Preferred Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson and Veronica Castillo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 8, 2013, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE NOMINEE, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2013 Date PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August 8, 2013. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24638 Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the nominee. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: 1. Election of Trustee — The Board recommends a vote FOR the nominee listed: FOR AGAINST ABSTAIN 01. Prema Mathai-Davis PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO VALUE MUNICIPAL INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 8, 2013 PREFERRED SHARES The undersigned holder of Preferred Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson and Veronica Castillo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 8, 2013, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE NOMINEE, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2013 Date PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August 8, 2013. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24638 Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” the nominee. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: 1. Election of Trustee — The Board recommends a vote FOR the nominee listed: FOR AGAINST ABSTAIN 01. Prema Mathai-Davis PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 8, 2013 COMMON SHARES The undersigned holder of Common Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson and Veronica Castillo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 8, 2013, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2013 Date PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August, 8, 2013. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24638 Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: 1. Election of Trustees — The Board recommends a vote FOR ALL of the nominees listed: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. Albert R. Dowden 03. Hugo F. Sonnenschein 02. Prema Mathai-Davis 04. Raymond Stickel, Jr. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO QUALITY MUNICIPAL INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 8, 2013 COMMON SHARES The undersigned holder of Common Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson and Veronica Castillo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 8, 2013, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2013 Date PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August, 8, 2013. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24638 Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: 1. Election of Trustees — The Board recommends a vote FOR ALL of the nominees listed: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. Albert R. Dowden 03. Raymond Stickel, Jr. 02. Hugo F. Sonnenschein INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope Please detach at perforation before mailing. INVESCO VALUE MUNICIPAL INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 8, 2013 COMMON SHARES The undersigned holder of Common Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson and Veronica Castillo, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 8, 2013, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature 2013 Date PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to Be Held on August 8, 2013. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-24638 Please detach at perforation before mailing. This proxy is solicited on behalf of the Board. The Board recommends voting “FOR ALL” of the nominees. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example: 1. Election of Trustees — The Board recommends a vote FOR ALL of the nominees listed: FOR WITHHOLD FOR ALL ALL ALL EXCEPT 01. Albert R. Dowden 03. Raymond Stickel, Jr. 02. Hugo F. Sonnenschein INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE